                                                                   EXHIBIT 99.04

                                    AGREEMENT

         AGREEMENT (the "AGREEMENT"), dated as of November 25, 2002, by and among XCEL ENERGY INC., a Minnesota corporation, with headquarters located at 800 Nicollet Mall, Minneapolis, MN 55401 (the "COMPANY"), and the entities party hereto (individually, a "BUYER" and collectively, the "BUYERS").

                                    WHEREAS:

         A. The Company and the Buyers entered into a Securities Purchase Agreement, dated as of November 8, 2002 (the "PURCHASE AGREEMENT");

         B. Pursuant to the terms of the Purchase Agreement, the Buyers purchased senior convertible notes of the Company (the "FIRST NOTES") in an aggregate principal amount of $100 million;

         C. The Company consummated a Qualified 144A Offering (as defined in the First Notes) on November 21, 2002, in which the Company issued an aggregate principal amount of $230 million of its 7 1/2% Convertible Senior Notes due 2007 (the "144A NOTES") pursuant to the Indenture between the Company and Wells Fargo Bank Minnesota, National Association, dated as of November 21, 2002 (the "INDENTURE");

         D. Pursuant to the terms of the First Notes, the Company is now obligated to provide the Buyers with the Company Optional Redemption Consideration (as defined in the First Notes);

         E. The Company and the Buyers now desire to amend certain of the terms and conditions of the First Notes;

         F. Capitalized terms not otherwise defined herein shall have the meanings attributable to such term in the First Notes;

         NOW THEREFORE, the Company and each Buyer hereby agree that notwithstanding any provision in the First Notes to the contrary, the Company and each Buyer hereby agree as follows:

               1. Definitions.

                  (a) The definition of "COMPANY OPTIONAL REDEMPTION DATE" set forth in Section (10)(c)(ii) of the First Notes shall mean November 25, 2002.

                  (b) The definition of "CASH OPTIONAL REDEMPTION CONSIDERATION" set forth in Section 28(b) of the First Notes shall be replaced in its entirety and shall mean each Buyer's pro rata portion of an aggregate amount equal to One Hundred Seven Million Three Hundred Seventy-Two Thousand Six Hundred Two Dollars and Seventy-Four Cents ($107,372,602.74). Upon surrender of its First Notes to the Company or to Company's counsel, each Buyer shall receive on the date hereof the amount set forth opposite such Buyer's name on

Exhibit A attached hereto pursuant to the wire transfer instructions set forth on such Exhibit A. Upon redemption, the parties acknowledge that, pursuant to the terms of the Purchase Agreement, the Company has no further obligations to issue Notes or Conversion Shares.

         2. Non-Cash Optional Redemption Consideration. The parties hereto agree that the following provisions shall apply to the Non-Cash Optional Redemption Consideration required to be delivered by the Company to the Buyers on the date hereof pursuant to the terms of the First Notes:

                  (a) At any time and from time to time on or after the date hereof and on or prior to November 25, 2003 (the "EXERCISE PERIOD"), each of the Buyers shall have the right (the "PURCHASE RIGHT") to purchase up to its pro rata portion (based on the principal amount of First Notes each Buyer purchased in relation to the aggregate principal amount of First Notes issued) of $57.5 million aggregate principal amount of 7 1/2% Convertible Senior Notes of the Company (the "BUYER NOTES"), which Buyer Notes and any related indenture (the "BUYER INDENTURE") shall be identical to the 144A Notes and the terms of the Indenture, other than as set forth herein, and the form of such Buyer Notes and any Buyer Indenture to be delivered as set forth in Section 2(e) below.

                  (b) During the Exercise Period, a Buyer may exercise on one occasion or on multiple occasions up to an aggregate of its pro rata portion of the Purchase Right by (i) delivery of a written notice, in the form of the notice attached as Exhibit B hereto or a reasonable facsimile thereof (an "EXERCISE NOTICE"), to the Company of such Buyer's election to exercise its Purchase Right, which Exercise Notice shall specify the aggregate principal amount of Buyer Notes to be purchased and the date for the closing (a "CLOSING") of such exercise, which date shall be five (5) Business Days after delivery of the Exercise Notice (a "CLOSING DATE"), and (ii) payment to the Company on the Closing Date of an amount equal to the aggregate principal amount of Buyer Notes to be purchased (the "PURCHASE PRICE") in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds. In the event of any exercise of the rights represented by the Purchase Right in compliance with this Section 2(b), the Company shall on the applicable Closing Date issue and deliver to the address as specified in the Exercise Notice, a Buyer Note or Buyer Notes in such denominations as may be requested by the applicable Buyer in the Exercise Notice, registered in the name of such Buyer or its designee, for the aggregate principal amount of Buyer Notes to which such Buyer shall be entitled upon such exercise. The time of each Closing shall be 10:00 A.M. Central Time, on the applicable Closing Date (or such later time or date as is mutually agreed to by the Company and the Buyer). Each Closing shall occur on the applicable Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (c) If the Company shall fail for any reason or for no reason to issue to an exercising Buyer on a Closing Date the Buyer Notes being purchased by such Buyer, the Company shall, in addition to any other remedies available to such Buyer, be required to pay as additional damages for each day after a Closing Date such Buyer Notes are not delivered, interest on the aggregate principal amount of such Buyer Notes at the rate of 12% per annum from the date such Buyer Notes were due until the aggregate principal amount of such Buyer Notes are issued in full.




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

                  (d) Notwithstanding the requirement of Section 2(a) hereof that the Buyer Notes and any Buyer Indenture be identical to the 144A Notes and the terms of the Indenture, the parties hereto acknowledge and agree that the following provisions shall apply to the Buyer Notes and any Buyer Indenture:

                           (i) The issuance date of any Buyer Note shall be the date on which such Buyer Note is issued by the Company and the maturity date of any Buyer Note shall be the fifth anniversary thereof; and

                           (ii) The Company shall either (A) provide for registration rights relating to the Buyer Notes in conjunction with the registration rights relating to the 144A Notes or (B) provide similar registration rights by filing a registration statement within 90 days of a Closing Date which registration statement shall be declared effective within 180 days of such Closing Date.

                  (e) The Company agrees to deliver to the Buyers an initial draft of the form of Buyer Notes and any Buyer Indenture within 10 Business Days after the date hereof. Upon receipt of such initial drafts, the Company and the Buyers shall negotiate in good faith the final form of the Buyer Notes and any Buyer Indenture (both of which shall contain terms substantially identical to the 144A Notes and the Indenture) and shall finalize such forms within 30 Business Days of the date hereof.

         3. Representations and Warranties.

                  (a) Representations of Buyers. Each Buyer represents and warrants that this Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. Each Buyer represents that it will acquire the Buyer Notes for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of the Buyer Notes, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "1933 ACT"); provided, however, that by making the representations herein, such Buyer does not agree to hold any Buyer Notes for any minimum or other specific term and reserves the right to dispose of the Buyer Notes at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Each Buyer further represents, by acceptance hereof, that, as of this date, such Buyer is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act.

                  (b) Representations of the Company. The Company represents and warrants to each of the Buyers that:

                           (i) Authorization; Enforcement; Validity. The Company
has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Buyer Notes, any Buyer Indenture and each of the other agreements entered into




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

by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Buyer Notes in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Buyer Notes, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                           (ii) Issuance of Buyer Notes. The Buyer Notes are
duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. Assuming the accuracy of the representations, warranties and covenants of the Buyers set forth herein, the issuance by the Company of the Buyer Notes shall be exempt from registration under the 1933 Act.

                           (iii) No Conflicts. The execution, delivery and
performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Buyer Notes) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or bylaws of the Company or any subsidiary of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state utilities and securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

                           (iv) Consents. The Company is not required to obtain
any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for such consents, authorizations, orders, filings and registrations which have been obtained or effected on or prior to the date hereof.

                           (v) No General Solicitation; No Integrated Offering.
Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with entering into this Agreement or the offer or sale of the Buyer Notes. None of the Company, its subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Purchase Right or any of the Buyer Notes under the 1933 Act or cause the entering into of this Agreement or the issuance of the Buyer Notes to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require such registration under the 1933 Act or cause entering into this Agreement or the offering or issuance of the Purchase Right or the Buyer Notes to be integrated with other offerings.

         4. Miscellaneous.

                  (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.





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

                  (d) Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Buyers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents.

                  (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                  (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  [Remainder of Page Intentionally Left Blank.]






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

         IN WITNESS WHEREOF, each Buyer and the Company have caused this Agreement to be duly executed as of the date first written above.

COMPANY:                      BUYERS:

XCEL ENERGY INC.              CITADEL EQUITY FUND LTD.
                                     By: Citadel Limited Partnership, Portfolio
                                         Manager
                                     By: GLB Partners, L.P., its General Partner
                                     By: Citadel Investment Group, L.L.C., its
                                         General Partner
By:_______________________
   Name:
   Title:                     By:_______________________________________________
                                 Name:  Kenneth A. Simpler
                                 Title:    Managing Director

                              CITADEL CREDIT TRADING LTD.

                                     By: Citadel Limited Partnership, Portfolio
                                         Manager
                                     By: GLB Partners, L.P., its General Partner
                                     By: Citadel Investment Group, L.L.C., its
                                         General Partner


                              By:__________________________________________
                                 Name:  Kenneth A. Simpler
                                 Title:    Managing Director

                              JACKSON INVESTMENT FUND LTD.

                                     By: Citadel Limited Partnership, Portfolio
                                         Manager
                                     By: GLB Partners, L.P., its General Partner
                                     By: Citadel Investment Group, L.L.C., its
                                         General Partner


                              By:__________________________________________
                                 Name:  Kenneth A. Simpler
                                 Title:    Managing Director

                                                                       EXHIBIT A

                               SCHEDULE OF BUYERS



                                                                    CASH OPTIONAL
                                                                      REDEMPTION
           BUYER                 ADDRESS AND FACSIMILE NUMBER       CONSIDERATION                  WIRE INSTRUCTIONS
----------------------------  ------------------------------------  -------------          -------------------------------------
Citadel Equity Fund Ltd.      c/o Citadel Investment Group,         $85,898,082.18         Bank of New York
                              L.L.C.                                                       ABA 021000018
                              225 West Washington Street                                   Swift: IRVTUS3N
                              Chicago, Illinois 60606                                      Acct:8900-472-545
                              Attention:  Kenneth A. Simpler                               ACCT NAME: CITADEL EQUITY FUND LTD.
                              Facsimile: (312) 338-0780
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

Citadel Credit Trading Ltd.   c/o Citadel Investment Group,         $10,737,260.28         Bank of New York
                              L.L.C.                                                       ABA 021000018
                              225 West Washington Street                                   Swift: IRVTUS3N
                              Chicago, Illinois 60606                                      Acct:8900-472-936
                              Attention:  Kenneth A. Simpler                               ACCT NAME: CITADEL CREDIT TRADING LTD.
                              Facsimile: (312) 338-0780
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

Jackson Investment Fund       c/o Citadel Investment Group,         $10,737,260.28         Bank of New York
Ltd.                          L.L.C.                                                       ABA 021000018
                              225 West Washington Street                                   Swift: IRVTUS3N
                              Chicago, Illinois 60606                                      Acct:8900-419-253
                              Attention:  Kenneth A. Simpler                               ACCT NAME: JACKSON INVESTMENT
                              Facsimile: (312) 338-0780                                               FUND LTD.
                              Telephone: (312) 696-2100
                              Residence: Cayman Islands

                                                                       EXHIBIT B

                                 EXERCISE NOTICE

                                XCEL ENERGY INC.

The undersigned holder hereby exercises the right to purchase an aggregate principal amount of $_________ of the 7 1/2% Convertible Senior Notes (the "BUYER NOTES") of Xcel Energy Inc., a Minnesota corporation (the "COMPANY"), pursuant to the Purchase Right granted to the undersigned in that certain agreement dated as of November 25, 2002 by and among the Company, the undersigned and the other parties thereto (the "AGREEMENT"). The Closing Date (as defined in the Agreement) shall be ______, __ 200_.

Please issue the Buyer Notes being purchased hereunder in the following name(s) and denominations:

-------------------------

-------------------------

-------------------------

Please deliver the Buyer Notes to the following address:

-------------------------

-------------------------

-------------------------


Date: _______________ __, 200_

Name of Buyer: _____________________
By:________________________________
Name:_____________________________
Title:______________________________